Income Taxes - Summary of Balances of Recoverable Taxes (Detail) - MXN ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Recoverable taxes:
ISR	$ 442,477	$ 395,304	$ 645,868
VAT	362,414	361,320	482,353
Withholding taxes	45,404	43,418	20,513
IMPAC	0	1,203	1,203
Corporation taxes	169,827	185,080	96,547
Other	1,413	24,385	6,533
Total	$ 1,021,535	$ 1,010,710	$ 1,253,017